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                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                    SECURITY FIRST TECHNOLOGIES CORPORATION,

                              ROYAL BANK OF CANADA

                                       AND

                          RBC HOLDINGS (DELAWARE) INC.









                          DATED AS OF FEBRUARY 25, 1999

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                          REGISTRATION RIGHTS AGREEMENT


       This Registration Rights Agreement ("Agreement"), dated as of February 25, 1999, is entered into by and among Security First Technologies Corporation, a Delaware corporation ("SFTC"), Royal Bank of Canada, a Canadian banking company ("Royal Bank"), and RBC Holdings (Delaware) Inc., a Delaware corporation ("RBHC," and together with Royal Bank, "RBC").

       WHEREAS, Royal Bank and SFTC have entered into other agreements on even date herewith, the result of which may be that RBC may acquire additional shares of SFTC common stock, no par value per share ("Common Stock"); and

       WHEREAS, as an inducement to Royal Bank and SFTC to enter into such other agreements, the parties have determined that it is in their respective best interests for SFTC to provide RBC with the registration rights set forth herein.

       NOW, THEREFORE, in consideration of the mutual agreements, covenants and promises contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:


SECTION 1. SUPERSEDING CLAUSE.

       This Agreement amends and supersedes the registration rights provisions set forth in Section 2 of the Common Stock Purchase and Option Agreement, by and between Security First Network Bank and RBHC, dated as of March 9, 1998.

SECTION 2. REGISTRATION RIGHTS.

       2.1    PIGGYBACK REGISTRATION RIGHTS.

              2.1(a) Except as provided at Section 2.1(b) below, if at any time or times beginning six months after the date hereof through and including eight years from the date hereof, SFTC proposes to make a public offering of its Common Stock, which requires registration under applicable rules and regulations of the Securities and Exchange Commission ("SEC") (or any successor regulator thereto as to federal securities laws), other than an offering not suitable for inclusion of shares of selling stockholders for offer to the public, such as shares being offered in connection with an employment benefit plan or in connection with a merger, SFTC shall give written notice of the proposed registration to RBC at least 14 business days prior to the proposed filing date of the registration form with the SEC, and at the written


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request of RBC delivered to SFTC within 10 days after the receipt of such notice, SFTC shall include in such registration and offering, and in any underwriting of such offering, all shares of Common Stock that (i) RBC is not contractually or otherwise prohibited from selling, and (ii) that have been designated for registration in RBC's request. SFTC may withdraw any proposed registration statement or offering of securities under this Section 2 at any time without any liability to RBC hereunder.

              2.1(b) If a registration in which RBC has the right to participate pursuant to this Section 2 is an underwritten public offering and the managing underwriter advises SFTC in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering consistent with the pricing expectations of SFTC, then SFTC first shall include in such offering the Common Stock proposed to be sold by SFTC if consistent with the aforementioned opinion of the managing underwriter, and second shall include the Common Stock requested to be included in such registration by RBC and other selling stockholders who hold registration rights pursuant to pre-existing written agreements with SFTC, if any, pro rata based upon the number of shares of Common Stock requested by each such selling stockholder to be included in such registration, or in such other amounts upon which SFTC, RBC and the other selling stockholders may agree. The five year limitation on registration rights set forth in Section 2.1(a) shall not apply to any shares of RBC's Common Stock excluded from registration by virtue of this
Section 2.1(b).

       2.2    DEMAND REGISTRATION RIGHTS.

              2.2(a) At any time after six months from the date hereof through and including eight years from the date hereof, RBC may request registration for sale under the Securities Act of 1933, as amended (the "Securities Act") of any shares of Common Stock owned by RBC and of which RBC is not contractually or otherwise prohibited from selling (a "Demand Registration"), provided, however, that (i) SFTC shall only be obligated to effect three Demand Registrations for RBC, (ii) SFTC shall not be obligated to effect a Demand Registration unless RBC requests registration for sale of shares that represent at least 50% of the aggregate amount of Common Stock then owned by RBC, and (iii) SFTC shall not be required to conduct an underwritten offering. A Demand Registration shall specify the approximate number of shares of Common Stock requested to be registered and the anticipated per share price range for such offering.

              2.2(b) A Demand Registration shall be deemed to occur when such registration becomes effective under the Securities Act, except that if, after it becomes effective, such Demand Registration is interfered with by any stop order, injunction or other order or requirement of the SEC (or any successor regulator thereto as to federal securities laws) or any other governmental authority, such


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registration shall not be deemed to have been effected unless such stop order, injunction or other order shall have been subsequently vacated or removed.

       2.3    REGISTRATION PROCEDURES.

              2.3(a) SFTC shall have no obligation to include shares of Common Stock owned by RBC in a registration statement pursuant to Section 2.1 or
Section 2.2 hereof unless and until RBC has furnished SFTC with all information and statements about or pertaining to Royal Bank and RBHC in such reasonable detail and on such timely basis as is reasonably deemed by SFTC to be necessary or appropriate for the preparation of the registration statement.

              2.3(b) Whenever RBC has requested that its shares of Common Stock be registered pursuant to Section 2.1 or Section 2.2 hereof, SFTC shall, subject to its rights under Section 2.1(a) to withdraw the registration statement and the other provisions of Section 2.1 and Section 2.2:

                     (1) prepare and file with the SEC a registration statement with respect to such shares and use its reasonable efforts to cause such registration statement to become effective as soon as practicable after the filing thereof (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, SFTC shall furnish counsel for RBC with copies of all such documents proposed to be filed);

                     (2) prepare and file with the SEC as promptly as is reasonably practicable such amendments and supplements to such registration statement and prospectus contained therein as may be necessary to keep such registration statement effective for a period of not less than three months or until RBC has completed the distribution described in such registration statement, whichever occurs first;

                     (3) furnish to RBC the number of copies of such registration statement, each amendment and supplement thereto, the prospectus contained in such registration statement (including each preliminary prospectus), and such other documents as RBC may reasonably request;

                     (4) use reasonable efforts to register or qualify such shares under the state blue sky or securities or banking laws ("Blue Sky Laws") of such jurisdictions as RBC reasonably requests (and to keep such registrations and qualifications effective for a period of three months, or until RBC has completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things that may be reasonably necessary or advisable to enable RBC to consummate the disposition of such shares in such jurisdictions; provided, however, that SFTC will not be required to do any of the following: (i) qualify generally to do business in any jurisdiction where it would not be required but for this


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Section 2.3(b), (ii) subject itself to taxation in any such jurisdiction, or
(iii) file any general consent to service of process in any such jurisdiction;

                     (5) promptly notify RBC at any time when a prospectus relating thereto is required to be delivered under applicable federal securities laws during the period that SFTC is required to keep the registration statement effective, of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, and prepare a supplement or amendment to the prospectus so that, as thereafter delivered to the purchasers of such shares, the prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                     (6) use reasonable efforts to cause all such shares to be listed on a securities exchange or the Nasdaq Stock Market; and

                     (7) provide a transfer agent and registrar (if SFTC does not already have such an agent) for all such shares not later than the effective date of such registration statement.

       2.4    REGISTRATION EXPENSES.

              2.4(a) If, pursuant to Section 2.1 or Section 2.2 hereof, shares of Common Stock owned by RBC are included in a registration statement, then RBC shall pay all transfer taxes, if any, relating to the sale of its shares of Common Stock, the fees and expenses of its own counsel, and its pro rata portion of any underwriting discounts or commissions or the equivalent thereof.

              2.4(b) Except for the fees and expenses specified in Section 2.4(a) hereof and except as provided below in this Section 2.4(b), SFTC shall pay all expenses incident to the registration and to SFTC's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance, with Blue Sky Laws, underwriting discounts, fees, and expenses (other than RBC's pro rata portion of any underwriting discounts or commissions or the equivalent thereof), printing expenses, messenger and delivery expenses, and fees and expenses of counsel for SFTC and all independent certified public accountants and other persons retained by SFTC. With respect to any registration pursuant to Section 2.2 hereof, SFTC shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expenses and fees for listing the securities to be registered on an exchange or on the Nasdaq Stock Market.



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       2.5    INDEMNITY AND CONTRIBUTION.

              2.5(a) In the event that any shares of Common Stock owned by RBC are sold by means of a registration statement pursuant to Section 2.1 or Section
2.2 hereof, RBC (for the purposes of this paragraph 2.5(a), the "Indemnifying Person") agrees to indemnify and hold harmless SFTC, each of SFTC's officers and directors, and each person, if any, who controls or may control SFTC within the meaning of the Securities Act (for the purposes of this paragraph 2.5(a), SFTC, its officers and directors, and any such other persons being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon, or incurred by such Indemnified Person, directly or indirectly (collectively, hereinafter referred to in the singular as a "Claim" and in the plural as "Claims"), based upon, arising out of, or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such Claim is based upon, arises out of or results from any untrue statement or omission based upon information furnished to SFTC by RBC in a written document provided by RBC for use in connection with the registration statement.

              2.5(b) SFTC (for the purposes of this paragraph 2.5(b), the "Indemnifying Person") agrees to indemnify and hold harmless RBC, its officers and directors, each person, if any, who controls or may control RBC within the meaning of the Securities Act and any underwriters participating in the distribution of Common Stock pursuant to a registration statement (for the purposes of this paragraph 2.5(b), RBC, its officers and directors, and any such other persons also being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all Claims based upon, arising out of, or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statement made therein, in the light of the circumstances under which they were made, not misleading, provided that SFTC will not be liable in any such case to the extent that any such Claim arises out of or results from any untrue statement or omission based upon information furnished to SFTC by RBC in a written document provided by RBC for use in connection with the registration statement.

              2.5(c) The indemnification set forth herein shall be in addition to any liability SFTC or RBC may otherwise have in connection with any registration of Common Stock. Within a reasonable time after receiving definitive notice of any Claim in respect of which an Indemnified Person may seek indemnification under


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this Section 2.5, such Indemnified Person shall submit written notice thereof to
Indemnifying Person. The failure of the Indemnified Person so to notify the Indemnifying Person of any such Claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or increased by such omission, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such omission. In addition, the omission of the Indemnified Person so to notify the Indemnifying Person of any such Claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise, or settlement (without admitting liability of the Indemnifying Person) of any such Claim asserted, such defense, compromise, or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at its own expense, which counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall fail to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person shall undertake the defense, compromise, or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. In the event that any Claim shall arise out of a transaction or cover any period or periods wherein SFTC and RBC shall each be liable hereunder for part of the liability or obligation arising therefrom, then the parties shall, each choosing its own counsel and bearing its own expenses, defend such Claim, and no settlement or compromise of such Claim may be made without the joint consent or approval of SFTC and RBC. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any Claim if such settlement is effected without the consent of such Indemnifying Person (which consent shall not be unreasonably withheld).

              2.5(d) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party (as defined in either Section 2.5(a) or 2.5(b)) with respect to any Claim, then RBC or SFTC, as applicable and as the case may be (each an "Indemnifying Party"), in lieu of indemnifying an Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such claim.



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SECTION 3. TERMINATION.

       3.1    MUTUAL CONSENT.

              The parties may terminate this Agreement at any time by mutual written agreement.

       3.3    EFFECT OF TERMINATION.

              Termination of this Agreement pursuant to this Section 3 shall not relieve any party of any liability for a default or other breach, default or nonperformance under this Agreement. Notwithstanding the foregoing, no party hereto shall be liable for consequential or punitive damages in connection with such termination.

SECTION 4. MISCELLANEOUS.

       4.1    ADDITIONAL ACTIONS AND DOCUMENTS.

              Each of the parties hereto agrees that it will, at any time, take or cause to be taken such further actions, and execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments as may be necessary or reasonably requested in connection with the consummation of transactions contemplated by this Agreement or in order to fully effectuate the purposes, terms and conditions of this Agreement.

       4.2    NOTICES.

              All notices, demands, requests, or other communications which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by first-class registered or certified mail, return receipt requested, postage prepaid, or delivered by overnight air courier, addressed as follows:

              (i) if to SFTC:


              Security First Technologies Corporation
              3390 Peachtree Road, NE, Suite 1700
              Atlanta, Georgia  30326
              Attn.:  President



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              with a copy (which shall not constitute notice) to:


              Hogan & Hartson L.L.P.
              555 Thirteenth Street, N.W.
              Washington, D.C.  20004
              Attn.:  Stuart G. Stein, Esq.


              (ii) if to RBHC:


              RBC Holdings (Delaware) Inc.
              1 Place Ville Marie
              Montreal, Canada H3C 5A7
              Attn.:  Vice President - Business Development


              (iii) if to Royal Bank:


              Royal Bank of Canada
              16th Floor, South Tower
              Royal Bank Plaza
              200 Bay Street
              Toronto, Ontario M5J 2J2
              Attn.:  Vice President - Business Development


              with a copy (which shall not constitute notice) to:


              Gibson, Dunn & Crutcher LLP
              200 Park Avenue
              New York, New York  10166
              Attn.:  Lawrence J. Hohlt


or such other address as the addressee may indicate by written notice to the other parties. Each notice, demand, request, or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

       4.3.   WAIVER.

              No waiver by any party of any failure or refusal of any other party to comply with its obligations under this Agreement shall be deemed a waiver of any other or subsequent failure or refusal to so comply by such other party. No waiver shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth.


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       4.4    BINDING EFFECT.

              This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       4.5    ENTIRE AGREEMENT; AMENDMENT.

              This Agreement, including the other instruments and documents referred to herein or delivered pursuant hereto, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification or discharge is sought.

       4.6    GOVERNING LAW.

              This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed under and in accordance with the laws of the State of Delaware, excluding the choice of law rules thereof.

       4.7    SIGNATURE IN COUNTERPARTS.

              This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

       4.8    NO THIRD PARTY BENEFICIARIES.

              Except as expressly provided herein, this Agreement is made and entered into for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon, right to claim any right or benefit from the terms contained herein or be deemed a third party beneficiary hereunder.

       4.9    ASSIGNABILITY.

              All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective transferees, successors and assigns; provided, however, that neither this Agreement nor any


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rights, privileges, duties and obligations of the parties hereto may be assigned or delegated by any party hereto without the prior written consent of all the parties to this Agreement and any such purported or attempted assignment shall be null and void ab initio and of no force or effect provided, further that RBC may assign this Agreement, including rights, privileges, duties and obligations hereunder to any parent or subsidiary corporation affiliate of RBC so long as such assignment does not in any way materially delay or otherwise materially adversely impact the ability of the parties hereto to effect the transactions contemplated hereby.

       4.10   PARTIES NOT PARTNERS.

              Nothing contained in this Agreement shall constitute any party as a partner with, agent for or principal of any one or more of the other parties or their successors and assigns.



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              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.



                              SECURITY FIRST TECHNOLOGIES CORPORATION


                              By:  /s/ James S. Mahan III
                                   -----------------------------------------

                                   Name:  James S. Mahan III
                                          ----------------------------------

                                   Title: CEO
                                          ----------------------------------


                              RBC HOLDINGS (DELAWARE) INC.


                              By:  Ray S. Chang
                                   ------------------------------------------

                                   Name:  Ray S. Chang
                                          -----------------------------------

                                   Title: Chairman of the Board & President
                                          -----------------------------------

                              By:  Charles F. Seitz
                                   ------------------------------------------

                                   Name:  Charles F. Seitz
                                          -----------------------------------

                                   Title: Treasurer and Secretary


                              ROYAL BANK OF CANADA


                              By:  /s/ Jim Rager
                                   ------------------------------------------

                                   Name:  Jim Rager
                                          -----------------------------------

                                   Title: Vice Chair Royal Bank
                                          -----------------------------------

                              By:  /s/ Robert Horton
                                   ------------------------------------------

                                   Name:  Robert Horton
                                          -----------------------------------

                                   Title: Vice President Business Development
                                          -----------------------------------